UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2019

THERAPEUTIC SOLUTONS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4093 Oceanside Boulevard, Suite B
Oceanside, California 92056
(Address of Principal Executive Offices and Zip Code)

(760) 295-7208
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   Change in Registrant's Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm.

On January 3, 2019, Therapeutic Solutions International, Inc., (the “Company”) dismissed Squar Milner LLP (“Squar Milner”) as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of a request for proposal process in which the Company's Board of Directors conducted a competitive process to select the independent registered public accounting firm for the year ended December 31, 2018, and which action was ratified by the Board of Directors.

The audit reports of Squar Milner on the Company’s financial statements for the years ended December 31, 2017 and December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports for years ended December 31, 2017 and December 31, 2016 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the Company's two most recent years ended December 31, 2017 and December 31, 2016, (i) there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Squar Milner’s satisfaction, would have caused Squar Milner to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Squar Milner with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Squar Milner's letter dated January xx, 2019 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On January 3, 2019, the Board of Directors engaged Fruci & Associates II, PLLC (“Fruci”), as the Company's independent registered public accounting firm for the year ending December 31, 2018.

During the two most recent years ended December 31, 2017 and December 31, 2016, neither the Company nor anyone on its behalf consulted Fruci regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Fruci concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01   Financial Statements and Exhibits.

Exhibit 16.1:    Letter from Squar Milner LLP dated January 3, 2019 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By: /s/ Gerry Berg

Gerry Berg

Chief Financial Officer